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                                                                    Exhibit 10.3

                                     WAIVER
                                     ------

     THIS WAIVER (this "Waiver") is entered into as of January 14, 2002, among MUTUAL FINANCE LTD., a company existing under the laws of Bermuda (the "Applicant"); MUTUAL INDEMNITY LTD., a company existing under the laws of Bermuda, MUTUAL INDEMNITY (U.S.) LTD., a company existing under the laws of Bermuda, MUTUAL INDEMNITY (BERMUDA) LTD., a company existing under the laws of Bermuda, MUTUAL INDEMNITY (DUBLIN) LIMITED, a company existing under the laws of the Republic of Ireland, and MUTUAL INDEMNITY (BARBADOS) LTD., a company existing under the laws of Barbados (collectively, the "Co-Obligors" and individually, a "Co-Obligor"); MUTUAL RISK MANAGEMENT LTD., a company existing under the laws of Bermuda, MRM SERVICES LTD., a company existing under the laws of Bermuda, MSL (US) LTD., a Delaware corporation, and MRM SERVICES (BARBADOS) LTD., a company existing under the laws of Barbados (the "Guarantors" and, collectively with the Applicant and the Co-Obligors, the "Loan Parties"); the Lenders under the Letter of Credit and Reimbursement Agreement (hereinafter defined), and BANK OF AMERICA, N.A., a national banking association, in its capacity as the Administrative Agent for the Lenders under the Letter of Credit and Reimbursement Agreement (the "Administrative Agent").

     Reference is made to the Letter of Credit and Reimbursement Agreement dated as of July 11, 2001 (as amended, modified, supplemented, or restated from time to time, the "Letter of Credit and Reimbursement Agreement"), among the Loan Parties, the Administrative Agent, and the Lenders party thereto.

     Unless otherwise defined in this Waiver, capitalized terms used herein shall have the meaning set forth in the Letter of Credit and Reimbursement Agreement. Unless otherwise indicated, all Section references herein are to Sections of the Letter of Credit and Reimbursement Agreement and all Paragraph references herein are to Paragraphs in this Waiver.

                                 R E C I T A L S
                                 ---------------

     A. The Loan Parties have advised the Administrative Agent and the Lenders that (i) an Event of Default (the "Subject Event of Default") has occurred under Section 7.1(r) of the Letter of Credit and Reimbursement Agreement due to the failure of the Parent to observe and comply with Section
6.18 of the Parent Credit Agreement as of and for the twelve month period ended December 31, 2001, and (ii) an Event of Default (the "Possible Event of Default") may occur under Section 7.1(r) of the Letter of Credit and Reimbursement Agreement due to the possible failure of the Parent to observe and comply with Section 6.1 of the Parent Credit Agreement as of December 31, 2001.

     B. The Loan Parties have requested that the Lenders waive the Subject Event of Default and the Possible Event of Default if it occurs. The Lenders are willing to waive the Subject Event of Default and the Possible Event of Default if it occurs, subject to the terms, conditions, and representations set forth herein.

     NOW, THEREFORE, in consideration of these premises and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Paragraph 1. Waiver. On the Effective Date, the Lenders hereby waive the Subject
             ------
Event of Default as of and for the twelve month period ended December 31, 2001 and agree not to exercise any rights or remedies solely as a result of the occurrence of the Subject Event of Default. On the Effective Date and provided that the ratio of Consolidated Indebtedness to Consolidated Total Capital (as such terms are defined in the Parent Credit Agreement) does not exceed 0.55 to 1 as of December 31, 2001, the Lenders waive the Possible Event of Default as of December 31, 2001 if it occurs and agree not to exercise any rights of remedies solely as the result of the occurrence of the Possible Event of Default.

                                       1

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Paragraph 2. Waiver Fee. On the Effective Date, the Loan Parties, jointly and
             ----------
severally, shall pay to the Administrative Agent a waiver fee in an amount equal to $50,000, such waiver fee to be shared among the Lenders executing and delivering this Waiver at or before 5:00 p.m. (Chicago time) on January 14, 2002, in the proportion that each such Lender's Commitment bears to the aggregate amount of all such Lenders' Commitments. The failure of the Loan Parties to comply with the provisions of this Paragraph 2 shall constitute a payment Default entitling the Lenders to exercise their rights under the Loan Documents.

Paragraph 3. Conditions. Notwithstanding any contrary provision, this Waiver is
             ----------
not effective until the date (the "Effective Date") upon which (a) the representations and warranties in this Waiver are true and correct; (b) the Administrative Agent receives counterparts of this Waiver executed by the Applicant, each Co-Obligor, each Guarantor, and the Required Lenders; (c) payment of the waiver fee required to be paid to the Administrative Agent on the Effective Date pursuant to Paragraph 2 has been made; (d) payment of the costs, fees, and expenses required to be paid on the Effective Date pursuant to Paragraph 6 has been made; and (e) the Administrative Agent receives such other documents, instruments, evidences, and opinions as it may reasonably request, including written evidence satisfactory to the Administrative Agent in form and substance that the holders of the Debentures (as defined in the Parent Credit Agreement) have waived the Subject Event of Default and the Possible Event of Default under the Debentures.

Paragraph 4. Acknowledgment and Ratification. As a material inducement to the
             -------------------------------
Administrative Agent and the Lenders to execute and deliver this Waiver, the Loan Parties, jointly and severally, (a) consent to this Waiver and (b) agree and acknowledge that the execution, delivery, and performance of this Waiver shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of the Loan Parties under the Loan Documents, which Loan Documents shall remain in full force and effect, and all Liens, guaranties, and rights thereunder are hereby ratified and confirmed.

Paragraph 5. Representations. As a material inducement to the Administrative
             ---------------
Agent and the Lenders to execute and deliver this Waiver, the Loan Parties, jointly and severally, represent and warrant to such parties (with the knowledge and intent that the Lenders and the Administrative Agent are relying upon the same in entering into this Waiver) that, as of the Effective Date and after giving effect to this Waiver, (a) all representations and warranties made by each of the Loan Parties in the Loan Documents are true and correct in all material respects, except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions permitted by the Loan Documents; (b) no Default or Event of Default exists after giving effect hereto (and to the substantially concurrent waiver of the Subject Event of Default and the Possible Event of Default under the Parent Credit Agreement); and (c) this Waiver has been duly authorized and approved by all necessary corporate action and requires the consent of no other Person.

Paragraph 6. Expenses. On the Effective Date, the Loan Parties, jointly and
             --------
severally, agree to pay all costs, fees, and expenses paid or incurred by the Administrative Agent incident to this Waiver, including, without limitation, the reasonable fees and expenses of the Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this Waiver and any related documents.

                                       2

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Paragraph 7.  Miscellaneous.
              -------------

     7.1 This Waiver is a "Loan Document" referred to in the Letter of Credit and Reimbursement Agreement, and the provisions of Section 10 of the Letter of Credit and Reimbursement Agreement are incorporated herein by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate; (b) headings and captions shall not be construed in interpreting provisions; (c) this Waiver shall be construed, and its performance enforced, under New York law; and (d) this Waiver may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts shall be construed together to constitute the same document.

     7.2 The Loan Documents shall remain unchanged and in full force and effect, except as provided in this Waiver, and are hereby ratified and confirmed. The execution, delivery, and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any Default or Event of Default or of any rights of the Lenders under any Loan Document.

Paragraph 8.  ENTIRETIES. THIS WAIVER REPRESENTS THE FINAL AGREEMENT BETWEEN THE
              ----------
PARTIES REGARDING THE SUBJECT MATTER OF THIS WAIVER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Paragraph 9.  Parties. This Waiver binds and inures to the benefit of each of
              -------
the Loan Parties, the Administrative Agent, the Lenders, and their respective successors and permitted assigns.

     The parties hereto have executed this Waiver in multiple counterparts as of the date first stated above, but effective as of the Effective Date.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGES FOLLOW.]

                                       3

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Signature Page to that certain Waiver dated as of the date first stated above, among Mutual Finance Ltd., as Applicant, Mutual Indemnity Ltd., Mutual Indemnity (U.S.) Ltd., Mutual Indemnity (Bermuda) Ltd., Mutual Indemnity (Dublin) Limited, and Mutual Indemnity (Barbados) Ltd., as Co-Obligors; Mutual Risk Management Ltd., MRM Services Ltd., MSL (US) Ltd., and MRM Services (Barbados) Ltd., as Guarantors; Bank of America, N.A., as the Administrative Agent; and the Lenders

MUTUAL FINANCE LTD., as Applicant        MUTUAL INDEMNITY (BARBADOS) LTD., as a
                                         Co-Obligor

By: /s/ David Alexander
    ----------------------------         By: /s/ David Alexander
    Name:    David Alexander                 ----------------------------------
          ----------------------             Name:  David ALexander
    Title:   V.P./Controller                        ---------------------------
          ----------------------             Title: President
                                                    ---------------------------

MUTUAL INDEMNITY LTD., as a
Co-Obligor                               MUTUAL RISK MANAGEMENT LTD., as a
                                         Guarantor
By:  /s/ David Alexander
    ----------------------------
    Name:                                By: /s/ Robert A. Mulderig
           David Alexander                   ---------------------------------
           ---------------------             Name:  Robert A. Mulderig
    Title: President                                 --------------------------
           ---------------------             Title: Chief Executive Officer/
                                                    --------------------------
                                                    Director
                                                    --------------------------

MUTUAL INDEMNITY (U.S.) LTD., as a
Co-Obligor                               MRM SERVICES LTD., as a Guarantor


By:  /s/ David Alexander                 By:  /s/ Robert A. Mulderig
    ----------------------------             -----------------------
    Name:  David ALexander                   Name:  Robert A. Mulderig
           ---------------------                    --------------------------
    Title: President                         Title: Director
           ---------------------                    --------------------------


MUTUAL INDEMNITY (BERMUDA) LTD., as a    MSL (US) LTD., as a Guarantor
Co-Obligor

                                         By:  /s/ Richard O'Brien
By: /s/ David Alexander                      ----------------------------------
    ----------------------------             Name:  Richard O'Brien
    Name:  David ALexander                          ---------------------------
           ---------------------             Title: Vice President
    Title: President                                ---------------------------
           ---------------------

                                         MRM SERVICES (BARBADOS) LTD., as a
SIGNED, SEALED AND DELIVERED BY          Guarantor
MUTUAL INDEMNITY (DUBLIN) LIMITED
ACTING BY ITS LAWFUL ATTORNEY, as a      By:  /s/ Robert A. Mulderig
Co-Obligor                                   ----------------------------------
                                             Name:  Robert A. Mulderig
                                                    ---------------------------
By: /s/ David Alexander                      Title: Director
    ----------------------------------              ---------------------------
    Name:  David Alexander
           ---------------------------
    Title: Director/Attorney-in Fact
           ---------------------------

                            Signature Page to Waiver

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Signature Page to that certain Waiver dated as of the date first stated above, among Mutual Finance Ltd., as Applicant; Mutual Indemnity Ltd., Mutual Indemnity (U.S.) Ltd., Mutual Indemnity (Bermuda)Ltd., Mutual Indemnity (Dublin) Limited, and Mutual Indemnity (Barbados) Ltd., as Co-Obligors; Mutual Risk Management Ltd., MRM Services Ltd., MSL (US) Ltd., and MRM Services (Barbados) Ltd., as Guarantors; Bank of America, N.A., as the Administrative Agent; and the Lenders


BANK OF AMERICA, N.A.,  as the          COMERICA BANK, as a Lender
Administrative Agent and a Lender

                                        By:/s/ Martin G. Ellis
                                           ------------------------------------
                                           Name:  Martin G. Ellis
By: /s/ Mehul Mehta                             -------------------------------
    ------------------------------         Title: Vice President
    Name: MEHUL MEHTA                            ------------------------------
          ------------------------
    Title: Vice President
           -----------------------

FLEET NATIONAL BANK, as a Lender        NATIONAL WESTMINSTER BANK PLC NEW
                                        YORK AND/OR NASSAU BRANCH, as a lender

By: /s/ George Urban
    ------------------------------
    Name:   George Urban
         -------------------------      By: /s/ Jon Bowring
    Title:  Portfolio Manager               -----------------------------------
          ------------------------          Name:  Jon Bowring
                                                 ------------------------------
                                            Title: Senior Corporate Manager
                                                  -----------------------------


                                        FIRSTAR BANK, NATIONAL ASSOCIATION,
 THE BANK OF N.T. BUTTERFIELD & SON     as a Lender
LIMITED, as a Lender


                                        By:/s/ Caroline V. Krider
                                           ------------------------------------
By: /s/ Jonathan Raynor                     Name:  Caroline V. Krider
    ------------------------------              -------------------------------
    Name:  Jonathan Raynor                  Title: VP & SR. Lender
         -------------------------                -----------------------------
    Title: Vice President
          ------------------------

                            Signature Page to Waiver